                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                                   ----------

                          EDAC TECHNOLOGIES CORPORATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                 ----------------------------------------------
                 (State or other jurisdiction or incorporation)

              0-14275                                 39-1515599
     ------------------------                -----------------------------
     (Commission File Number)                (I.R.S. Employer I.D. Number)

       1806 New Britain Avenue
            Farmington, CT                               06032
----------------------------------------              ----------
(Address of Principal Executive Offices)              (Zip Code)

                                 (860) 677-2603
              ----------------------------------------------------
              (Registrant's telephone number; including area code)

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1 Press Release dated May 8, 2003, announcing the Company's financial results for the fiscal quarter ended March 29, 2003.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12, "Results of Operations and Financial Condition").

            On May 8, 2003, EDAC Technologies Corporation announced its financial results for the quarter ended March 29, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

            In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EDAC TECHNOLOGIES CORPORATION
Date:  May 14, 2003
                                              By:  /s/ Glenn L. Purple
                                                   -----------------------------
                                                   Glenn L. Purple
                                                   Vice President and Chief
                                                   Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                          Description
-----------                          -----------

99.1 Press Release dated May 8, 2003, announcing the Company's financial results for the fiscal quarter ended March 29, 2003.


                                       3